TFS CAPITAL INVESTMENT TRUST

                          Supplement dated May 7, 2008
                    To the Prospectus dated November 1, 2007

This Supplement updates certain information contained in the TFS Market Neutral Fund and TFS Small Cap Fund Prospectus dated November 1, 2007. You should retain this Supplement and the Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by calling us at 1.888.534.2001. If you have any questions regarding this Supplement, please contact the Funds at 1.888.534.2001.

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Effective  immediately,  the  disclosure in the section  REDEMPTION FEE on pages
22-23 of the Prospectus is replaced in its entirety with the following:

REDEMPTION FEE

A redemption fee of 2% of the dollar value of the shares redeemed, payable to the Fund, is imposed on any redemption of shares within 180 days of the date of purchase. No redemption fee will be imposed on the redemption of shares representing reinvested dividends or capital gains distributions. In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions, and next of other shares held by the shareholder for the longest period of time.

Currently, the Funds do not charge a redemption fee on exchanges between the TFS Funds. However, the Adviser has been authorized to reject any exchange request that it deems potentially disruptive to the TFS Funds. This in no way impacts your right to redeem your Fund shares. In addition, the TFS Funds have reserved the right, at any time, to implement a redemption fee on exchanges between the TFS Funds. Also, the TFS Funds have reserved the right to institute a policy limiting the number of exchanges permitted.

The redemption fee will not be assessed on the redemption of shares held through certain retirement plans or in the case of redemptions resulting from institutional rebalancing programs and/or asset allocation programs that have been pre-approved by the Fund's Adviser. In addition, the redemption fee does not apply to (i) premature distributions from retirement accounts due to the disability or health of the shareholder; (ii) minimum required distributions from retirement accounts; (iii) recharacterizations and/or return of excess contributions in retirement accounts; and (iv) redemptions resulting from the settlement of an estate due to the death of the shareholder. The Fund may require documentation in connection with these waivers.

In addition to the circumstances noted above, each Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of a Fund, including but not limited to when it determines that the imposition of the redemption fee is not necessary to protect a Fund from the effects of short-term trading.